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EXHIBIT 10.40

     THE SECURED CONVERTIBLE PROMISSORY NOTE EVIDENCED OR CONSTITUTED HEREBY, AND ALL SHARES OF COMMON STOCK ISSUABLE HEREUNDER, HAVE BEEN AND WILL BE ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") AND MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED WITHOUT REGISTRATION UNDER THE ACT UNLESS EITHER (i) MAKER HAS RECEIVED AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO MAKER, TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED IN CONNECTION WITH SUCH DISPOSITION OR (ii) THE SALE OF SUCH SECURITIES IS MADE PURSUANT TO SECURITIES AND EXCHANGE COMMISSION RULE 144.

                             SECURED PROMISSORY NOTE

$50,000.00                                                         June 29, 2001

     FOR VALUE RECEIVED, the undersigned, GA EXPRESS, INC., a Delaware corporation ("Maker"), promises to pay to the order of, JANE M. CHRISTIE, an individual ("Payee", Payee and any subsequent holder(s) hereof are hereinafter referred to collectively as "Holder"), at 17731 Mitchell North, Irvine, California 92614, or at such other place as Holder may designate to Maker in writing from time to time, the principal sum of FIFTY THOUSAND DOLLARS ($50,000.00), together with interest on the outstanding principal balance hereof from the date hereof at the Base Rate (as such term is defined in the 2001 Amendment to Loan Agreement entered into by Maker and Payee, CC Interests Ltd., LLC, Plus Four Equity Partners Limited Partnership and Pacific Mezzanine Fund LP dated June 29, 2001 (the "Loan Agreement"). All interest hereunder shall be calculated based on a 360-day year and paid for the actual number of days elapsed.

     Interest on the unpaid principal balance of this Note shall accrue at the rate of ten percent (10%) per annum compounded annually commencing on the date hereof, and shall be payable on June 28, 2002, as to all interest accrued as of such date, with the balance, and all unpaid principal due and payable on the Maturity Date as defined below. The entire unpaid balance of principal and all accrued and unpaid interest shall be due and payable on December 29, 2002 (the "Maturity Date"). Payment of principal and interest hereunder shall be made by check delivered to Holder at the address furnished to Maker for that purpose.

The indebtedness evidenced hereby may be prepaid in whole or in part, at any time and from time to time, without penalty, subject to the terms of the Loan Agreement. Any such prepayments shall be credited first to any accrued and unpaid interest and then to the outstanding principal balance hereof.

The indebtedness evidenced hereby shall be prepaid in whole or in part, at any time and from time to time, without penalty, at such times and in such amounts as Maker shall receive payments pursuant to or otherwise arising out of Section 1(f) of that certain Asset Purchase Agreement dated as of August 2, 2000, between Pick Systems, a California corporation, and Maker. Payments shall be made proportionately to Payee and the remaining 2001 Lenders (as that term is defined in the Loan Agreement) and shall be credited first to any accrued and unpaid interest and then to the outstanding principal balance hereof.

This Note will be a fully-registered note on the books of Maker and will be issued only in fully-registered form. Maker will cause to be kept at its principal office a register for the registration and transfer of the Notes. The name and address of each Holder hereof, the transfer thereof and the names and addresses of any transferee hereof, or any interest therein, shall be recorded in such register. Until a transfer hereof is duly registered on the books of Maker, Maker may treat the registered Holder thereof as the owner for all purposes. This Note is subject to the restrictions on transfer set forth herein and in the Loan Agreement.

     Time is of the essence of this Note. It is hereby expressly agreed that in the event that any default be made in the payment of principal or interest as stipulated above, which default is not cured following the giving of any applicable notice and within five (5) business days; or in the event that any other default or event of default shall occur under the Loan Agreement, which default or event of default is not cured following the giving of any applicable notice and within any applicable cure period set forth in said Loan Agreement; or should any default by Maker be made in the performance or observance of any covenants or conditions contained in any other instrument or document now or hereafter evidencing, securing or otherwise relating to the indebtedness evidenced hereby (subject to any applicable notice and cure period provisions that may be set forth therein); then, and in such event, the entire outstanding principal balance of the indebtedness evidenced hereby, together with any other sums advanced hereunder, under the Loan Agreement and/or under any other instrument or document now or hereafter evidencing, securing or in any way relating to the indebtedness evidenced hereby, together with all unpaid interest accrued thereon, shall, at the option of Holder and without notice to Maker, at once become due and payable and may be collected forthwith, regardless of the stipulated date of maturity. Upon the occurrence of any default as set forth herein, at the option of Holder and without notice to Maker, all accrued and unpaid interest, if any, shall be added to the outstanding principal balance hereof, and the entire outstanding principal balance, as so adjusted, shall bear interest thereafter until paid at the Default Rate (as such term is defined in the Loan Agreement), regardless of whether or not there has been an acceleration of the payment of principal as set forth herein. All such interest shall be paid at the time of and as a condition precedent to the curing of any such default.

     In the event this Note is placed in the hands of an attorney for collection, or if Holder incurs any costs incident to the collection of the indebtedness evidenced hereby, Maker and any indorsers hereof agree to pay to Holder an amount equal to all such costs, including without limitation all actual reasonable attorneys' fees and all court costs.

Presentment for payment, demand, protest and notice of demand, protest and nonpayment are hereby waived by Maker and all other parties hereto. No failure to accelerate the indebtedness evidenced hereby by reason of default hereunder, acceptance of a past-due installment or other indulgences granted from time to time, shall be construed as a novation of this Note or as a waiver of such right of acceleration or of the right of Holder thereafter to insist upon strict compliance with the terms of this Note or to prevent the exercise of such right of acceleration or any other right granted hereunder or by applicable laws. No extension of the time for payment of the indebtedness evidenced hereby or any installment due hereunder, made by agreement with any person now or hereafter liable for payment of the indebtedness evidenced hereby, shall operate to release, discharge, modify, change or affect the original liability of Maker hereunder or that of any other person now or hereafter liable for payment of the indebtedness evidenced hereby, either in whole or in part, unless Holder agrees otherwise in writing. This Note may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

     The indebtedness and other obligations evidenced by this Note are further evidenced by (i) the Loan Agreement and (ii) certain other instruments and documents, as may be required to protect and preserve the rights of Maker and Payee as more specifically described in the Loan Agreement.

     Payment of this Note is secured by a security interest in certain assets of Maker pursuant to a Security Agreement dated of even date herewith entered into by Maker and the parties to the Loan Agreement.

     All agreements herein made are expressly limited so that in no event whatsoever, whether by reason of advancement of proceeds hereof, acceleration of maturity of the unpaid balance hereof or otherwise, shall the amount paid or agreed to be paid to Holder for the use of the money advanced or to be advanced hereunder exceed the maximum rate of interest allowed by law (the "Maximum Rate"). If, from any circumstances whatsoever, the fulfillment of any provision of this Note or any other agreement or instrument now or hereafter evidencing, securing or in any way relating to the indebtedness evidenced hereby shall involve the payment of interest in excess of the Maximum Rate, then, ipso facto the obligation to pay interest hereunder shall be reduced to the Maximum Rate; and if from any circumstance whatsoever, Holder shall ever receive interest, the amount of which would exceed the amount collectible at the Maximum Rate, such amount as would be excessive interest shall be applied to the reduction of the principal balance remaining unpaid hereunder and not to the payment of interest. This provision shall control every other provision in any and all other agreements and instruments existing or hereafter arising between Maker and Holder with respect to the indebtedness evidenced hereby:

     This Note is intended as a contract under and shall be construed and enforceable in accordance with the laws of the State of California, except to the extent that federal law may be applicable to the determination of the Maximum Rate.


     MAKER:

GA  EXPRESS,  INC.,
A  DELAWARE  CORPORATION



     By:  /s/ Jane M. Christie
        -------------------------------
        Jane M. Christie
       Its: President


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